UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2005

ACE SECURITIES CORP.

(as depositor under the Pooling and Servicing Agreement,

dated as of April 1, 2005, providing for the issuance of

ACE Securities Corp. Home Equity Loan Trust, Series 2005-HE3,

Asset-Backed Pass-Through Certificates)

ACE Securities Corp.

(Exact name of registrant as specified in its charter)

Delaware	333-119047	56-2088493
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6525 Morrison Blvd., Suite 318, Charlotte, North Carolina	28211
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 704-365-0569

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Completion of Acquisition or Disposition of Assets

Item 2.01 Completion of Acquisition or Disposition of Assets

On April 28, 2005, a series of certificates, entitled ACE Securities Corp. Home Equity Loan Trust, Series 2005-HE3, Asset-Backed Pass-Through Certificates, were issued pursuant to a pooling and servicing agreement, dated as of April 1, 2005 (the “Pooling and Servicing Agreement”), among ACE Securities Corp. as depositor (the “Depositor”), Wells Fargo Bank, N.A. as master servicer and securities administrator, Ocwen Federal Bank FSB as servicer and HSBC Bank USA, National Association as trustee (the “Trustee”).

On June 1, 2005, following the closing of the initial issuance of the Certificates, the Trustee purchased from the Depositor certain Subsequent Mortgage Loans, as defined in the Agreement, with an aggregate Stated Principal Balance equal to $45,654,714.18 with funds on deposit in the pre-funding account established pursuant to the Agreement at a purchase price equal to the Stated Principal Balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to a Subsequent Transfer Instrument, dated June 1, 2005 (the “Instrument”), between the Depositor and the Trustee. Attached to the Instrument is the Mortgage Loan Schedule listing the Subsequent Mortgage Loans that are the subject of such Instrument.

Section 8 - Other Events

Item 8.01. Other Events

Description of the Mortgage Pool

The Certificates, issued pursuant to the Agreement, evidence in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”), consisting primarily of a segregated pool (the “Mortgage Pool”) of conventional, one- to four- family, first lien and second lien, adjustable-rate and fixed-rate mortgage loans having original terms to maturity of not greater than 30 years (the “Mortgage Loans”). After the Subsequent Transfer Date, the Trust Fund primarily consisted of the Mortgage Pool, which consisted of Group I Mortgage Loans having an aggregate Stated Principal Balance of approximately $586,982,072.86, and Group II Mortgage Loans having an aggregate Stated Principal Balance of approximately $495,640,552.29.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)	Not applicable
(b)	Not applicable
(c)	Exhibits

Exhibit No.	Description
4.2	Subsequent Transfer Instrument, dated as June 1, 2005 between ACE Securities Corp. as seller and HSBC Bank USA, National Association, as trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 15, 2005

ACE SECURITIES CORP.

By:	/s/	Douglas K. Johnson
Name:		Douglas K. Johnson
Title:		President

By:	/s/	Evelyn Echevarria
Name:		Evelyn Echevarria
Title:		Vice President

Index to Exhibits

Exhibit No.	Description	Sequentially Numbered Page

4.2	Subsequent Transfer Instrument, dated as June 1, 2005 between ACE Securities Corp. as seller and HSBC Bank USA, National Association, as trustee.

Exhibit 4.2

SUBSEQUENT TRANSFER INSTRUMENT

Pursuant to this Subsequent Transfer Instrument, dated June 1, 2005 (the “Instrument”), between ACE Securities Corp. as seller (the “Depositor”), and HSBC Bank USA, National Association as trustee of the ACE Securities Corp. Home Equity Loan Trust, Series 2005-HE3, Asset Backed Pass-Through Certificates, as purchaser (the “Trustee”), and pursuant to the Pooling and Servicing Agreement, dated as of April 1, 2005 (the “Pooling and Servicing Agreement”), among the Depositor, Ocwen Federal Bank FSB as servicer, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator and the Trustee, the Depositor and the Trustee agree to the sale by the Depositor and the purchase by the Trustee in trust, on behalf of the Trust, of the Mortgage Loans listed on the attached Schedule of Mortgage Loans (the “Subsequent Mortgage Loans”).

Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Pooling and Servicing Agreement.

Section 1.	Conveyance of Subsequent Mortgage Loans.

(a)        The Depositor does hereby sell, transfer, assign, set over and convey to the Trustee in trust, on behalf of the Trust, without recourse, all of its right, title and interest in and to the Subsequent Mortgage Loans, and including all amounts due on the Subsequent Mortgage Loans after the related Subsequent Cut-off Date, and all items with respect to the Subsequent Mortgage Loans to be delivered pursuant to Section 2.01 of the Pooling and Servicing Agreement; provided, however that the Depositor reserves and retains all right, title and interest in and to amounts due on the Subsequent Mortgage Loans on or prior to the related Subsequent Cut-off Date. The Depositor, contemporaneously with the delivery of this Agreement, has delivered or caused to be delivered to the Trustee (or the Custodian on its behalf) each item set forth in Section 2.01 of the Pooling and Servicing Agreement. The transfer to the Trustee by the Depositor of the Subsequent Mortgage Loans identified on the Mortgage Loan Schedule shall be absolute and is intended by the Depositor, the Trustee and the Certificateholders to constitute and to be treated as a sale by the Depositor to the Trust Fund.

(b)        The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey to the Trustee without recourse for the benefit of the Certificateholders all the right, title and interest of the Depositor, in, to and under the Subsequent Mortgage Loan Purchase Agreement, dated the date hereof, between the Depositor as purchaser and DB Structured Products, Inc. as seller (the “Seller”), to the extent of the Subsequent Mortgage Loans.

(c)	Additional terms of the sale are set forth on Attachment A hereto.
Section 2.	Representations and Warranties; Conditions Precedent.

(a)        The Depositor hereby confirms that each of the conditions and the representations and warranties set forth in Section 2.09 of the Pooling and Servicing Agreement are satisfied as of the date hereof.

(b)        All terms and conditions of the Pooling and Servicing Agreement are hereby ratified and confirmed; provided, however, that in the event of any conflict, the provisions of this Instrument shall control over the conflicting provisions of the Pooling and Servicing Agreement.

Section 3.	Recordation of Instrument.

To the extent permitted by applicable law, this Instrument, or a memorandum thereof if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Depositor at the Certificateholders’ expense on direction of the related Certificateholders, but only when accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders or is necessary for the administration or servicing of the Subsequent Mortgage Loans.

Section 4.	Governing Law.

This Instrument shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without giving effect to principles of conflicts of law.

Section 5.	Counterparts.

This Instrument may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same instrument.

Section 6.	Successors and Assigns.

This Instrument shall inure to the benefit of and be binding upon the Depositor and the Trustee and their respective successors and assigns.

ACE SECURITIES CORP.

By:
Name:
Title:

By:
Name:
Title:

HSBC BANK USA, NATIONAL ASSOCIATION, as Trustee for ACE Securities Corp. Home Equity Loan Trust, Series 2005-HE3, Asset Backed Pass-Through Certificates

By:
Name:
Title:

Attachments

A.	Additional terms of sale.
B.	Schedule of Subsequent Mortgage Loans.

ADDITIONAL TERMS OF SALE

None.

SCHEDULE OF SUBSEQUENT MORTGAGE LOANS

(Provided Upon Request)